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                                 ARTHUR ANDERSEN LLP









                                                                    EXHIBIT 23.1



                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


To Univision Communications Inc.:


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated March 6, 1997 included in Univision Communications, Inc.'s Form 10-K for the year ended December 31, 1996.




/s/ Arthur Andersen LLP
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Arthur Andersen LLP
Roseland, New Jersey
February 24, 1998